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                                                                   EXHIBIT 10.26



                            OFFICE LEASE AGREEMENT


STATE OF TEXAS

COUNTY OF DALLAS

        This LEASE AGREEMENT, made and entered into as of the 6th day of September, 1996, by and between the Landlord and Tenant hereinafter named.


                             W I T N E S S E T H:

        1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

(a)     "Landlord":     Government Employees Insurance Company

(b)     "Tenant":       Monarch Dental Associated, L.P., a Texas limited
                        partnership

(c)     "Building":     "The GEICO Building"

(d)     "Premises":     4201 Spring Valley Road, Suite 320
                        Dallas, Texas  75244

as generally outlined in the plan attached hereto as Exhibit "A," which is located on the real property described in Exhibit "A-1" attached thereto. On each floor of the Building on which the entire space rentable to tenants is or will be leased to one (1) tenant the term "Rental Area" to such floor shall be computed by measuring to the inside face of the glass in the permanent outer walls of the Building and adding a pro rata portion of the areas located within the lobby on the ground floor of the Building. No deductions shall be made for elevator lobbies, corridors, restrooms, mechanical rooms, electric rooms, telephone closets, all vertical penetrations of the floor that are included for the special use of Tenant, columns, projections and other structural portions of the Building, and other similar facilities for the use of all tenants (hereinafter sometimes called "Common Areas"). On each floor of the Building on which the entire space referable to tenants is or will be leased to more than one (1) tenant the term "rentable area" shall be the sum of (i) the entire area included within the leased premises, being the area bounded by the interior of the exterior wall or walls of the Building, the exterior of all walls separating the leased premises from any public corridors or other public areas, and the centerline of all walls separating the leased premises from other areas leased or to be leased to other tenants, (ii) a pro rata portion of the area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electric rooms, columns and telephone closets situated on such floor, and (iii) a pro rata portion of the area located within the lobby on the ground floor of the Building. The Rentable area within the leased premises shall be the number of square feet set below. The Rentable Area in the Premises has been calculated on the basis of the foregoing definition and be hereby stipulated for all purposes hereof to be 4145 square feet, which includes Tenant's occupied space plus Tenant's portion of Common Areas. Such stipulation of the rentable square feet comprising the Premises shall govern the Lease for all purposes, notwithstanding that the same should be more or less as a result of a minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in accordance with the terms and provisions hereof. Notwithstanding the inclusion of Common Areas in the calculation of rentable square feet, it is understood that certain areas, such as mechanical rooms and janitor closets, may be intended solely for use by Landlord and the building manager in the operation of the Building. The total rentable area of the Building shall be 244,585 square feet.

        (e) "Lease term": A period of 39 months, commencing on October 1, 1996, (the "Commencement Date") and ending on December 31, 1999.

        (f)     "Basic Annual Rental": $   *    , subject to escalation as
described in Paragraph 4 hereinbelow.

        (g)     "Monthly Rental Installment": $     *     .

        (h)     "Operating Expense Adjustment": $   1996 Base Year, subject
to escalation as described in Paragraph 4 hereinbelow.

        (i) "Security Deposit": $5181.25 deposited with Landlord on the date hereof.

                * Months  1 - 24 at $15.00 psf or $5181.25 monthly
                  Months 25 - 39 at $15.50 psf or $5353.96 monthly



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        (j)     "Permitted use": The Premises are to be used and occupied by
Tenant solely for general office and for no other purpose or use without the prior consent of Landlord.

        2. LEASE GRANT. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises (as defined in paragraph 1(d) hereof) commencing on the Commencement Date (as defined in paragraph 1(e) hereof or as adjusted as hereinafter provided) and ending on the last day of the Lease term, unless sooner terminated as herein provided. In the event the Premises are occupied by Tenant prior to the stated date, the Commencement Date shall be the date such occupancy commenced. If this Lease is executed before the Premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises prior to the Commencement Date of the Lease, Landlord shall not be deemed to be in default hereunder, the Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same and such date shall be deemed to be the Commencement Date and this Lease shall continue for the Lease term described in paragraph 1(e) hereof. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's covenants and obligations, except for punchlist items.

        3. RENT. In consideration of this Lease, Tenant promises and agrees to pay Landlord, as an independent covenant the Basic Annual Rental (as defined in paragraph 1(f) hereof) and which is subject to escalation as hereinafter described, without deduction or set off, including the Operating Expense Adjustment as described in Paragraph 1(g) hereinabove. It is agreed that notwithstanding anything to the contrary, the Premises herein are leased for the Basic Annual Rental for the lease term hereof, payable at the time of the making of the Lease and that the provisions herein contained for the payment of such rent in Monthly Rental Installments (as defined in paragraph 1(g) hereof) are for the convenience of the Tenant only, and that if Tenant defaults in the payment of a Monthly Rental Installment three times during the term of this Lease, the rental payment schedule shall be adjusted, at Landlord's option, so that rental hereunder shall be payable quarterly, in advance. A Monthly Rental installment for any fractional month at the beginning or the end of the lease term shall be prorated. Without impairing any of Landlord's rights or remedies herein for the late payments of rent, if any Monthly Rental Installment is not received by the Landlord on or before the 5th day of the month for which said Monthly Rental Installment is not received by the Landlord on or before the 5th day of the month for which said Monthly Rental Installment is due, a service charge of 10% of the Monthly Rental Installment owed shall become due and payable in addition to the Monthly Rental Installment owed. Said service charge is for purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late Monthly Rental Installment payments.

        4.      OPERATING EXPENSE ADJUSTMENT.

        The Basic Annual Rental payable under paragraph 1(f) hereof is based, in part, on operating expenses existing during the calendar year in which the lease commences ("Base Year"). For the purpose of rental escalations under the terms of the Lease, operating expenses are defined as and limited to: (i) ad valorem taxes, for which Landlord is liable, assessed against the Land, Building and improvements and in and upon which the Premises are located, together with any special assessments and other real estate costs in the nature of taxes or assessments for which Landlord is responsible; (ii) expenses of operation, maintenance and repair of the Land, Building, sidewalks and courts adjacent thereto in a manner deemed reasonable and appropriate and for the best interest of the occupants; (iii) actual expenses incurred for employees (as hereinafter defined), such as wages, fringe benefits, taxes, unemployment and disability insurance, workmen's compensation insurance, social security benefits and any other experience incurred in connection with such employees;
(iv) actual cost of materials and supplies used and consumed for the benefit of the Building and the occupants; (v) full contract cost of third-party contractors for all of the foregoing, including rubbish removal, elevator maintenance, maintenances of air conditioning, heating and verification equipment, management services, uniform supply, pest control and security services; (vi) all utility services; and (vii) actual cost of insurance, including fire and extended coverage and general liability insurance, but no charge for insurance is included that reflects premiums due to an act or omission of any tenant of the Building for which Landlord would be entitled to reimbursement from such tenant. The term "employees" includes employees such as superintendents, engineers, electricians, clerks, mechanics, helpers, security officers, porters, cleaners, and window washers, as well as contract laborers performing services for the Building and other persons, firms or corporations providing services for the benefit of the Building.

        Said operating expenses shall not include administrative salaries and wages of persons not involved in the day-to-day operations of the Building, state or federal income taxes or periodic alterations of improvements to the construction of the Building, and in no case shall Tenant be charged additional rent for any operating expense such as painting, repainting, redecorating, special cleaning service or special security service which can be directly related to the sole advantage of Landlord or any other particular occupant of the Building other than Tenant. Operating expenses shall not include cost of any repair or replacement which is or should be capitalized on Landlord's books under generally accepted accounting principles, or other expenses which are not customarily treated as operating expenses by the owners of similar buildings in the general area.


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        In the event that during the lease term said operating expenses for
1997 or any succeeding calendar year exceed the Actual 1996 Expenses per square foot per year ("Base Expense Rate") for the total Rentable Area of the Building (as defined in Paragraph 1(d) hereof), Tenant, within thirty (30) days after written notification of the foregoing by Landlord, shall:

        (a) Pay to the Landlord Tenant's proportionate share (1.7%) of such increase for the year in question, said proportionate share being defined to mean a fraction, the numerator of which is the square footage of the Premises set out in Paragraph 1(d), and the denominator of which is the total rentable area of the Building set out in Paragraph 1(d). The product resulting from the application of such fraction to the increase shall constitute the amount of additional rent Tenant shall pay.

        (b) Additionally, Tenant shall pay to Landlord with the payment of Monthly Rental Installments for the months following the month during which the notice of escalated rents is given, a monthly escalation reserve on the first day of each month for the remainder of the calendar year. The monthly escalation reserve shall be equal to the total of Tenant's proportionate share of such operating expense increase for the previous calendar year divided by the number of months remaining in the then current calendar year subsequent to the month in which the notice of escalated rent is given. Landlord shall apply the total of the monthly escalation reserves paid by the Tenant to any increase over the base expense rate for the calendar year in which the monthly escalation reserves are paid. After the end of every calendar year Landlord will deliver to Tenant a statement which sets forth (i) the previous year's operating expenses, (ii) Tenant's proportionate share of any increases, (iii) the adjustment, if any, reflecting the monthly escalation reserves paid, and
(iv) the net amount due Landlord or due to be reimbursed to Tenant, provided, however, in no event shall the basic rent or the Monthly Rental Installments ever be less than the amounts specified in Paragraph 1(f) and 1(g), respectively.

        Notwithstanding any expiration or termination of Tenant's right to occupy the Premises or termination of this Lease prior to the lease expiration date (except in the case of a consolidation by mutual agreement and except as expressly set forth in Paragraph 22(d) hereof) Tenant's obligation to pay any and all additional rent under this Lease shall continue and shall cover all periods up to the lease expiration or termination date. Tenant's obligation to pay any and all additional rent under this Lease and Landlord's and Tenant's obligation to make the adjustments referred to in this Lease shall survive any expiration or termination of this Lease.

        If any amounts which become due by reason of escalation of rent are not paid by the fifth day following the day on which they are due, a service charge of 10% of such rental escalation amount shall become due and payable in addition to such rental escalation. Said service charge is for the purpose or reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late rental escalation payments.

        5.      SERVICES.

        (a) Landlord agrees to furnish Tenant while occupying the Premises, at Landlord's sole cost and expense: (i) hot and cold water at the points of supply provided for general use of tenantry; (ii) electrical current for Tenant's use and occupancy of the Premises to the extent reasonably deemed to be standard by the Landlord, provided, however, that at costs for extraordinary or unusual demand for electrical service shall be borne by Tenant; (iii) heating and air conditioning at such times as Landlord normally furnishes such services to all tenants of the Project and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (iv) periodic janitor services; (v) replacement of proper standard light bulbs and tubes; and
(vi) elevator service in common with other tenants in the Building for ingress and egress to and from the floor of the Premises during normal business hours on generally accepted business days.

        (b) Landlord does not warrant that any of said specified services will be free from interruption or stoppage, but nevertheless Landlord shall use reasonable diligence to resume any such interrupted or stopped service. Anything to the contrary notwithstanding, no failure, to any extent, to furnish such services or any stoppage or interruption of these defined services shall render Landlord liable in any respect for damages to any other person, property or business, nor shall any such failure, interruption or stoppage of such services be deemed or construed as an eviction, actual or constructive, of Tenant nor work an abatement of rent nor release Tenant from the obligation to fulfill any covenant or agreement contained in this Lease.

        6. LEASEHOLD IMPROVEMENTS. Landlord agrees to install at Landlord's cost and expense, except as otherwise stated herein, the improvements described in Exhibit "B" attached hereto. Landlord has made no representations as to the condition of the Premises or the Building or to remodel, repair or decorate, except as expressly set forth herein.

        7. USE. Tenant shall use the Premises only for the permitted uses (as defined in paragraph l(j) hereof). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used for any business purpose other than the permitted use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents; and in the event that, by reason of acts of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's act or conduct of business then such acts of Tenant shall be deemed to be an



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event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not consist of a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the Building, or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building or use any apparatus which might make undue noise or set up vibrations in the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all law, ordinances, orders, rules and regulations, states, federal, municipal and other agencies or bodies having any jurisdiction thereof) with references to use, condition or occupancy of premises. Tenant will not without the prior written consent of Landlord, paint, install lighting, window covering or decoration, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof. Should Landlord agree in writing to any of the foregoing items in the preceding sentence, Tenant will maintain such permitted items in good condition and repair at all times.

        8.      ENVIRONMENTAL OBLIGATIONS.

        (a) Tenant covenants that no hazardous or toxic materials shall be brought onto, stored, or used at the Premises by the Tenant or any of its employees, agents, independent contractors, licensees, subtenants or invitees, except such materials as are typically found at first-class suburban office complexes similar to the Premises, and that no substances shall be placed into the plumbing and waste treatment systems of the Premises other than substances such systems are designed to treat and discharge appropriately under the Laws. The Tenant shall hold harmless, indemnify and defend the Landlord, to the extent that the Landlord shall have any liability to any of the following: its respective directors, officers, shareholders or partners, employees, successors and assigns (collectively, the "Indemnified Persons") from and against any direct (but not indirect or consequential) Environmental Damages, resulting from events occurring during the Term, except for Environmental Damages arising from the acts or omissions of the Indemnified Persons.

        (b) "Environmental Damages" shall mean all claims, judgments, damages (including punitive damages), losses, penalties, free, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, or any directive of any governmental or quasi-governmental agency, department, commission, board, or bureau, whether or not such is ultimately defeated, and of any settlement or judgement, for which the Tenant or an Indemnified Person is liable under Environmental Laws and which are required to be incurred under the Laws applicable to Hazardous Material, including reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred as a result of the existence or related of Hazardous Material upon, about or beneath the Premises or migrating from the Premises, or the existence of a violation of such Laws pertaining to the Premises.

        (c) "Hazardous Material" shall mean any hazardous or toxic substance, material or waste (including constituents thereof) which is or becomes regulated by one or more Governmental Authorities (hereinafter or defined). The words "Hazardous Material" include any material or substance which is (i) listed or defined as a "hazardous waste," extremely hazardous waste,"" restricted hazardous wastes" "hazardous substance" or "toxic substance" under any Laws, (ii) petroleum and its by products, (iii) asbestos,
(iv) polychlorinated biphenyl, (v) designated as a "hazardous substances" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
1317), (vi) defined as a "hazardous wastes" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, (42 U.S.C. 6903), (vii) defined as "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Responses, Compensation and Liability Act (42 U.S.C. 9601 et seq.), or (viii) defined as a toxic substance in the Toxic Substance Control Act (15 U.S.C. 2601 et seq.).

        9.      REPAIRS AND MAINTENANCE.

        (a) BY LANDLORD: Landlord shall at its expense maintain only the roof, foundations, heating and air conditioning systems, common areas, plumbing, elevators, the structural soundness of the exterior walls, the paving outside the Buildings, and the landscaping in good repair and condition, except for reasonable wear and tear. Landlord shall be responsible for pest eradication. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

        (b) BY TENANT: Tenant shall at its expense and risk maintain the Premises in good repair and condition, including, but not limited to repairs (including all necessary replacements) to the windows, window glass, plate glass, doors and the interior of the Premises in general. Tenant will not in any manner deface or injure the Building, the Premises or related facilities and will pay the cost of repairing any damage or injury done by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the term of this Lease take good care of the Premises and related facilities and keep them free from waste and nuisance of any kind. If Tenant shall fail to make any repair required hereunder (including all necessary replacements) within fifteen (15) days after written notification to do so, Landlord may at the option make such repair, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof together with interest on any such cost which remains unpaid following such demand at the rate of ten percent (10%) per annum until paid.



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        10.     ALTERATIONS AND IMPROVEMENTS. At the end or other termination of this Lease, Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. The cost and expense of any repairs necessary to restore the condition of the Premises to said condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of the Landlord. All permanent alterations, additions, or improvements made in or upon the Premises, either by Landlord or Tenant, shall be the Landlord's property on termination of the Lease and shall remain on the Premises, without compensation to the Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of the Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of the Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in good and workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities.

        11. COMMON AREAS. The use and occupation by Tenant of the Premises shall include the use in common with others entitled thereto of the Common Areas, parking areas, service roads, loading facilities, sidewalks, and other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

        All common areas described above shall at all times be subjected to the exclusive control and management conformance of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Landlord shall have the right to construct, maintain, and operate lighting facilities on all areas and improvements; to police same; from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to (provided that no such changes in the common areas shall material, adversely and permanently affect Tenant's use or enjoyment of the Premises), and to restrict parking by tenants, their officers, agents and employees to employee parking areas.

        All areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas is to be diminished, Landlord shall not be subject to liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

        12.     ASSIGNMENT AND SUBLETTING.

        (a) Except as specified herein, Tenant shall not, without the prior written consent of Landlord, which may be withheld in Landlord's reasonable discretion, (i) assign or in any manner transfer this Lease or any estate or interest therein, (ii) permit any assignment of this Lease or any estate or interest therein by operation of law, (iii) sublease the Premises or any part thereof, (iv) grant any license, concession or other right of occupancy of any portion of the Premises, or (v) permit the use of the Premises by any parties other than Tenant, its agents and employees. Any such consent, transfer, sublease, grant or permit made without Landlord's prior written consent shall be absolutely void. Consent by Landlord to one or more assignments or subleases shall not operate as a waiver of Landlord's right as to any subsequent assignments and sublessee. Notwithstanding any assignment or subleasing, Tenant and any guarantor of Tenant's obligations under this Lease shall, at all times, remain fully responsible and liable for the payment of the rent herein specified and for compliance with all the Tenant's other obligations under this Lease. Moreover, in the event that the rental due and payable under any sublease (or a combination of the rental payable under any sublease plus any bonus or other consideration therefor or incidental thereto) exceeds the rental payable under this Lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be.

        (b) If Tenant is a general partnership or joint venture and there shall be any change in the membership of such partnership or joint venture subsequent to the execution of this Lease, such change in membership shall be deemed an assignment of this Lease for purposes of Section 12(a) hereof. If Tenant is a limited partnership and there shall be any change in the general partner subsequent to the execution of this Lease, such change in the general partner shall be deemed an assignment of this Lease for purposes of Section 12(a) hereof. If Tenant is a corporation and there shall be any change in the control of the corporation subsequent to the execution of this Lease, such change in control shall be deemed an assignment of this Lease, for purpose of
Section 12(a) hereof. This Section 12(b) shall not apply, however, if Tenant is a corporation which has outstanding voting trust listed on a recognized security exchange.

        (c) Notwithstanding anything to the contrary set forth herein, Tenant may sublease all or any portion of the Premises or assign its rights under this Lease to an Affiliate without Landlord's prior written consent, but Tenant shall remain primarily liable for payment of all rent and the performance of all Tenant's


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obligations under this Lease. For purposes hereof, an "Affiliate" shall mean a corporation, partnership, limited liability company or other entity which either
(i) has at least fifty-one percent (51%) of its outstanding ownership interests owned, directly or indirectly, by Tenant, the current shareholders of Tenant, any family members of the current shareholders of Tenant and/or any partnership, corporation, limited liability company or other entity which is owned by Tenant, the current shareholders of Tenant and/or the family members of the current shareholders of Tenant, or (ii) is publicly traded on a nationally recognized stock exchange. If Tenant desires to sublease all or any portion of the Premises or to assign this Lease to an Affiliate, Tenant shall so notify Landlord at least fifteen (15) days in advance of the date on which Tenant desires to make such sublease or assignment. Tenant shall reasonably cooperate with Landlord to provide Landlord with such information as Landlord may reasonably request concerning the Affiliate which is to be a sublessee or assignee.

        13. INDEMNITY. Landlord shall not be liable for any injury to person or damage to or loss of property on or about the Premises, caused by any actual or alleged act, omission, negligence or misconduct from any cause, INCLUDING LANDLORD'S NEGLIGENCE, or breach of this Lease by Tenant, its agents, employees, subtenants, invitees, or by any other person entering the Building, the Premises, or related facilities. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties injunction, riot, strike, insurrection, war, court order, requisition or order of any governmental body or authority, by other tenants of the Building or related facilities or any other matter, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, the Premises or related facilities, or failure to make repairs or from any cause whatsoever. Tenant will indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises caused by any actual or alleged act, omission, negligence or misconduct from any cause, INCLUDING LANDLORD'S NEGLIGENCE, or breach of this Lease by Tenant, its agents, employees, subtenants, invitees.

        14. MORTGAGES. Tenant accepts this Lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Building or improvements therein, the Premises, or related facilities and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the property. Tenant shall at any time hereafter, on demand, execute any instruments or related or other documents that may be required by any mortgage for the purpose of subjecting and subordinating this Lease of any such deed of trust, security interest of mortgage. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Building or improvements therein, the Premises or related facilities, Landlord, at its sole option, shall have the right to waive the applicability of this paragraph 14 so that this Lease will not be subject and subordinate to any such deed of trust, security interest or mortgage. Landlord shall use reasonable efforts to obtain a nondisturbance agreement from the entity which holds a deed of trust on the Building on the date of execution of this Lease.

        15.  CASUALTY INSURANCE.

        (a) Landlord shall, at all times during the term of this Lease maintain a policy or policies of insurance with the premiums thereon fully paid in advance, issued by and binding upon some solvent insurance company, insuring the Building against losses or damage by fire, explosion, or other hazards and contingencies for the full insurable value thereof; provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by the Lease which Tenant may bring or obtain upon the Premises, or any additional improvements which Tenant may construct thereon.

        (b) Tenant shall maintain, at its sole expense, fire and extended coverage insurance in an amount nor less than eighty percent (80%) of the full insurable value of all its personal property, including removable trade fixtures located on the Premises and on all additions and improvements thereto made by Tenant. Tenant shall maintain, at its sole cost and expense, bodily injury liability insurance in an amount of $500,000.00 bodily injury or death per person, $1,000,000 bodily injury or death in the aggregate and property damage liability insurance in an amount of $500,000.00. Such insurance shall specifically make reference to the indemnity provision of Section 13 of this Lease and shall name Landlord as an additional insured.

        (c) All policies of insurance provided for herein to be carried by Tenant shall be issued by insurance companies reasonably acceptable to Landlord and certified to do business by the State of Texas and its insurance regulatory bodies and shall be issued in the names of both Landlord and Tenant as named insureds (without any liability on the part of the Landlord for premiums). Executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord within ten (10) days before delivery of possession of the Premises, and thereafter, within thirty (30) days prior to the expiration of such policy. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain provision that the company writing said policy will give to Landlord twenty (20) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability and property damage policies shall be written as primary policies, not contributing with, and not in excess of, coverage which Landlord may carry, if any. If Tenant fails to provide Landlord with such evidence of insurance, Landlord may, at its option, obtain insurance coverage, as provided above, and change Tenant for the cost of the same, plus a 15% administrative fee.

                                        6-R

        16. INSPECTION. Landlord or its representatives shall have the right to enter into and upon any and all parts of the Premises at reasonable hours with prior notice to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (b) show the Premises to prospective tenants (in the last one hundred and twenty (120) days of the term of this Lease), purchasers or lenders, and Tenant shall not be entitled to any abatement or reduction of rent by reasons thereof, nor shall such be deemed to be an actual or constructive eviction.

        17. CONDEMNATION. If, during the term of this Lease, or any extension or renewal thereof, all of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

        In the event a portion but not all of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right or eminent domain or by private sale in lieu thereof and the partial taking or condemnation shall render the Premises unsuitable for Tenant's business, then Landlord shall have the option, in its sole discretion, of terminating this Lease, or, at Landlord's sole risk and expense, restricting and reconstructing the Premises to the extent necessary to make some reasonably tenantable. Should Landlord elect to restore, the Lease shall continue in full force and effect with the rent payable during the unexpired portion of this Lease adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this Lease.

        In the event any condemnation or taking, total or partial, Tenant shall not be entitled to any part of the award or price paid in lieu thereof, and Landlord shall receive the full amount of such award or price, Tenant hereby expressly waiving any right or claim to any part thereof. Tenant shall have the right to seek to recover from the condemning party (but not from Landlord) such compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's personal property.

        18. FIRE OR OTHER CASUALTY. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole option, be required (whether or not the Premises shall been damaged by such fire or other casualty), or in the event any mortgagee under a first mortgage or first deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage or determination. If Landlord does not thus elect to terminate this Lease, Landlord shall within sixty (60) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control and the time period with which Landlord is obligated to commence and/or complete such repairs shall be extended by a period equal to such delay) to substantially the same condition in which it was immediately prior to the happening of the fire or other casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture or furnishings or fixture and equipment removable by Tenant under the provisions of this Lease or any additions or improvements to the Diminished Premises made by Tenant at Tenant's expense, but such work shall to exceed the scope of the work done by Landlord at Landlord's expense in originally improving the Building nor shall Landlord in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as result of the fire or other casualty plus any deductible amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty plus any deductible amounts thereunder. In addition, in the event of the occurrence of a casualty which is not insured under the casualty insurance requirements to be carried by Landlord pursuant to the terms hereof, Landlord shall have the option to terminate this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, servants employees, licensees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

        19. HOLDING OVER. Should Tenant or any of its successors in interest hold over the Premises, or any part thereof, after the expiration of the term of this Lease or of any renewal or expiration thereof, unless otherwise agreed in writing, such holding over may constitute and may be construed, at Landlord's sole option, as a tenancy from month to month only at a rental equal to the Monthly Rental Installment, and the Operating



                                      7-R

Expense Adjustment as described in paragraph hereof, plus fifty percent (50%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's consent for the Tenant to hold over.

        20. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord's property and if Landlord elects to pay the same or if the assessed value of the Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, the Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

        21. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

        (a) Tenant shall fail to pay any Monthly Rental Installment, or any portion of the Basic Rental hereby reserved, any portion of the Operating Expense Adjustment, or any other sum owing under the terms of this Lease when due and Tenant fails to make such payment within ten (10) days after written notice thereof (a "Payment Default Notice") to Tenant; provided, however, that Landlord shall be required to send only two Payment Default Notices during any twelve (12) month period and no more than four Payment Default Notices during the term of this Lease;

        (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within ten (10) days after written notice thereof to Tenant, or, if such failure cannot be completed within ten (10) days, then Tenant shall commence to cure such failure within ten (10) days after written notice thereof;

        (c)     Tenant shall make an assignment for the benefit of creditors;

        (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in any proceeding filed against Tenant thereunder and such adjudication shall not be vacated or set aside within sixty (60) days;

        (e) A receiver or Trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within sixty (60) days;

        (f) Tenant shall desert or vacate any substantial portion of the Premises for a period of five (5) or more days; or

        (g) Tenant makes an assignment or enters into a sublease in violation of Paragraph 12 hereof.

        22. REMEDIES. Upon the occurrence of any event of default specified in Paragraph 21 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

        (a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and peaceably take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof without being liable for prosecution or any claim of damages thereof. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

        (b) Enter upon and peaceably take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent thereof. Tenant agrees to pay to Landlord on demand any deficiency in basic rental that may arise by reason of such reletting; and

        (c) Enter upon the Premises, without being liable for prosecution or any claim for damage therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages as resulting to the Tenant from such action, unless caused by Landlord's gross negligence or willful misconduct.

        (d) Notwithstanding anything expressed or implied herein, in the event of the occurrence of the Event of Default specified in paragraph 21(f) (vacation of the Premises for a period of five or more days) and if Tenant is not otherwise in default, Landlord may as Landlord's sole remedy, terminate the Lease, in which event Tenant shall immediately surrender the Premises to Landlord and Tenants liability shall thereafter cease except for the payment of rent that was outstanding on the termination date.


                                      8-R

        No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any remedy herein provided, constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of the Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the premises and the loss of the basic rental then remaining unpaid.

        23. SURRENDER OF PREMISES. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed as acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

        24. ATTORNEY'S FEES. In case it should be necessary or proper for Landlord to consult or place this Lease, or any amount payable by Tenant hereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord on demand a reasonable attorney's fee. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

        25. LANDLORD'S LIENS. In addition to the statutory Landlord's lien, Landlord shall have at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or less which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition presently or which may hereafter be situated on the Premises and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrears in rent as well as any and all other sums of money then due to Landlord hereunder, shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespasses or conversion, and sell the same as public or private sale, without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sales the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in paragraph 28 of this Lease at least five (5) days before the time of sale. The proceeds from any such disposition (less any and all expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph 25. Any surplus shall be paid to Tenant or as otherwise required by law, and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto. Notwithstanding anything contained herein to the contrary, Landlord hereby covenants and agrees to subordinate all of Landlord's liens covering any property that is now or hereafter owned by Tenant to the liens and/or security interests of any third party lender which has heretofore made or hereafter makes a loan to Tenant and which loan is to be secured, in whole or in part, by any of the property that is owned by Tenant and is now or hereafter situated on the Premises. In connection therewith, Landlord shall execute and deliver to Tenant, within fifteen (15) business days after Tenant's request therefor, a Subordination Agreement satisfying the terms and provisions of the preceding sentence.

        26. MECHANIC'S LIEN. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Building or Improvements thereon during the term hereof caused by resulting from any work performed, materials furnished or obligations incurred by or at the request of Tenant, and in the case of the filing of such lien Tenant will promptly either (a) pay same, or
(b) provide a bond or other security satisfactory to Landlord in Landlord's sole discretion. If neither of the foregoing has been done within twenty (20) days after written notice thereof from Landlord to Tenant, the Landlord shall the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to
                                        9-R

Landlord and shall be repaid to Landlord immediately on rendition of bill therefor, together with interest at ten percent (10%) per annum until repaid.

        27. WAIVER OF SUBROGATION. Anything in the Lease to the contrary notwithstanding, the parties hereto hereby waive any and all rights of recovery, claim, action or cause of action against each other, their agents, officers, and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, or said Building of which the Premises are a part of any improvements thereto, or related facilities, by reason of the fire, the elements, or any other cause which could be insured against under the terms of standard fire and extend coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers and employees.

        28. NOTICES. Each provision of this Agreement, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

        (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith;

        (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties, hereto at the respective addresses set out opposite their names below, or at such other address as they have heretofore specified by written notice delivered in accordance herewith:

                LANDLORD:
                Government Employees Insurance Company
                ---------------------------------------
                4201 Spring Valley Road, Suite 200
                ---------------------------------------
                Dallas, Texas 75244
                ---------------------------------------

                TENANT:
                Monarch Dental Associated, L.P.
                ---------------------------------------
                4201 Spring Valley Road, Suite 320
                ---------------------------------------
                Dallas, Texas 75244
                ---------------------------------------

Each of the above-listed addressees may change its address for notice purposes pursuant to this paragraph 28, by delivering to the other addressee a written notice of change of address, in a manner specified in this paragraph 28. However, no such change of address shall be effective against another addressee until written notice of such change is actually received by such addressee.

        29. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor, materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord. Whenever a period of time is herein prescribed for action to be taken by Tenant, other than the payment of money by Tenant, Tenant shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor, materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Tenant.

        30. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in the event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there be added as a part of the Lease a clause or provision as similar in terms to such illegal, invalid or uneforceable clause or provision as may be possible and be legal, valid and enforceable.


        31. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Lease contains the entire agreement between parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise expressly provided.



                                      10-R

        32. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this Lease.

        33. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, and invitees will comply fully with all requirements of the rules and regulations of the Project and related facilities which are attached hereto as Exhibit "C", and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for safety, care, or cleanliness of the Building, the Premises, or related facilities, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

        34. BROKER'S OR AGENT'S COMMISSION. Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, except as listed below, and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs and arising from such claims, including without limitation attorney's fees in connection therewith. Landlord shall pay a commission of four and one half percent (4 1/2%) to Cawley International per a separate agreement with Cawley International.

        35. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the contract otherwise requires.

        36. GUARANTY, JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, any obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reasons whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notice hereunder.

        37. TRANSFER OF LANDLORD'S RIGHTS. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder, and in the Building and other property referred to herein, provided that such assignee assumes all obligations of Landlord under this Lease which accrued after the date of such assignment. Tenant agrees that, in the event of such assignment, Landlord's will be relieved of all obligations and liability under this Lease as to such assignment.

        38. SECURITY DEPOSIT. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time without prejudice to any other remedy, use the security deposit paid to Landlord by Tenant as herein provided to the extent necessary to make good any arrears of rent and any other damages, injury, expenses of liability caused to Landlord by such event of default. Any remaining balance of such security deposit to be returned by Landlord to Tenant upon termination of the Lease. Such security deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. In the event Landlord so uses the security deposit, Tenant shall, upon demand, restore the same.

        39. LANDLORD'S RIGHT OF INSPECTION. Tenant agrees to permit Landlord and the authorized representative of Landlord to enter the Premises at all reasonable hours for the purpose of inspecting the same and making any necessary repairs to Premises with reasonable notice or to the Building and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body. Nothing herein shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work in the Premises, keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of making repairs or the performance of any work on the Premises, or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Premises at all times during usual business hours during the final one hundred twenty (120) days of the Term for purposes of showing the Premises to prospective tenants or purchasers.

        40. ESTOPPEL CERTIFICATE. Tenant will, at any time and from time to time, upon request by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing executed by Tenant certifying that Tenant is in possession of the Demised Premises under the terms of this Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that the Lease is in full effect as modified,




                                    11-R
and setting forth such modifications), stating the dates to which the rent has been paid, and either stating that to the knowledge of Tenant no default exists hereunder, or specifying each such default of which Tenant may have knowledge, and such other matters as may be reasonably requested by Landlord, it being intended that any such statement by Tenant may be relied upon by prospective purchaser or mortgagee of the Building. Landlord will, at any time and from time to time, upon request by Tenant, execute, acknowledge and deliver to Tenant a statement in writing executed by Landlord certifying that this Lease is unmodified and in full effect (or, if there have been modifications, that the Lease is in full effect as modified, and setting forth such modifications), stating the dates to which the Rent has been paid, and either stating that to the knowledge of Landlord no default exists hereunder, or specifying each such default of which landlord may have such knowledge.

        41. CAPTIONS. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

        42. PLACE OF PERFORMANCE. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of rent, in Dallas County, Texas. Any suit arising from or relating to this agreement shall be brought in Dallas County, Texas.

        43.     SPECIAL PROVISIONS.

                (a) Landlord shall pay to a contractor which has been approved in accordance herewith, up to $8.00 per square foot for tenant improvements (the "Allowance"). Tenant will have a space planner prepare a space plan (the "Space Plan") for the Premises and submit same for Landlord for approval. The Space Plan may be paid for out of the Allowance, up to $1.00 per square foot. Tenant's Space Plan and all plans and specifications for tenant improvements must be approved in advance by Landlord. Tenant may submit the name of a contractor to be included in the bidding process, and Landlord shall invite such contractor, together with at least two other contractors, to bid for the opportunity to be the general contractor for the tenant improvements. Landlord shall select the successful bidder to be the general contractor to perform the work. Landlord shall pay the approved contractor for the improvements actually performed, up to the amount of $8.00 per square foot (less the amount, up to $1.00 per square foot, expended for the Space Plan) within thirty (30) days after a Certificate of Occupancy is obtained for the Premises.

                (b) Landlord will permit Tenant to use zero (0) covered parking spaces. Such spaces will initially be reserved, but Landlord reserves the right to relocate the spaces within the covered parking area at any time.

        EXECUTED as of the date first written above.

                                LANDLORD:

                                GOVERNMENT EMPLOYEES INSURANCE COMPANY



                                By:    STEPHEN J. MARTZ
                                   -------------------------------------------

                                Title: Asst. Vice President
                                      ----------------------------------------


                                TENANT:

                                MONARCH DENTAL ASSOCIATED, L.P.


                                By:    /s/ WARREN F. MELAMED, DDS
                                   -------------------------------------------

                                Title: President
                                      ----------------------------------------





                                    12-R

                                  EXHIBIT A

                                 [FLOORPLAN]

                                                            FLOOR PLAN (LEVEL 3)

                                EXHIBIT "A-1"



        BEING a tract of land situated in the Elisha Fike Survey, Abstract No. 478 in Dallas County, Texas and also being the Metropolitan Building, Lot 2, Block "6", A REPLAT OF METROPOLITAN BUSINESS PARK, SECTION FIVE, an addition to the City of Farmers Branch as recorded in Volume 84020, Page 5267 of the Deed Records of Dallas County, Texas and being more particularly described as follows:

        BEGINNING at an iron pin for corner at the intersection of the east line of Midway Road (a 100 foot right-of-way) with the north line of Spring Valley Road (a 100 foot right-of-way);
        THENCE NORTH, 73.28 feet along the said east line of Midway Road to an iron pin for corner;
        THENCE EAST, 345.00 feet leaving the said east line of Midway Road to an iron pin for corner;
        THENCE SOUTH, 454.00 feet to an iron pin for corner;
        THENCE EAST, 240.00 feet to an iron pin for corner on the west line of Proton Road (a 60 foot right-of-way);
        THENCE SOUTH, 219.28 feet along the said west line of Proton Road to an iron pin for corner at the intersection of the said west line of Proton Road with the said line of Proton Road with the said north line of Spring Valley Road;
        THENCE WEST, 585.00 feet along the said north line of Spring Valley Road to the Point of Beginning and containing 6.541 acres (284,909 square feet) of land.

                                 EXHIBIT "B"
                            LEASEHOLD IMPROVEMENTS


                        [to be attached when complete]

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

        1. Landlord shall provide all locks for doors in each Tenant's leased premises, at the cost of such Tenant, and no Tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in each Tenant's leased premises shall be furnished by Landlord to each Tenant, at the cost of such Tenant, and the Tenants shall not have any duplicate keys made.

        2. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways, or movement through Building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangements initiated by Tenant will include determination by Landlord and be subject to its decision and control of the time, method and routing of movement, and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant from time of entering the Land on which the Building stands to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed by Tenant.

        3. No signs will be allowed in any form on the exterior of the Building or on the inside or outside of the windows of the Building and no signs except in uniform location and uniform styles fixed by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and shall pay for such service accordingly. Tenant's name shall be displayed on any directory of the Building.

        4. No draperies, shutters, or other window coverings shall be installed on exterior windows or walls or windows and doors facing public corridors without Landlord's prior written approval.

        5. No portion of the Premises or any other part of Building shall at any time be used as occupied as sleeping or lodging quarters.

        6. Tenant shall not place, install or operate on the Premises in any part of the Building any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable explosive, or hazardous materials without written consent of Landlord, provided, however, that Tenant may provide a microwave oven in the Premises for use of its employees.

        7. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the Premises or public rooms regardless of whether such loss occurs when the Building and/or the Premises are locked against entry or not.

        8. No birds or animals shall be brought into or kept in or about the Building.

        9. Employees of Landlord shall not receive or carry messages for or to Tenant or other persons, nor contract with or tender free or paid services to Tenant or Tenant's agents, employees, or invitees.

        10. Landlord will not permit entrance to the Premises by use of pass keys controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord and employees of the United States Postal Service.

        11. None of the entries, passages, doors, elevator doors, hallways, or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, nor shall such areas be used at any time except for ingress by Tenant, Tenant's agents, employees, or invitees.

        12. Tenant and its employees, agents and invitees shall observe and comply with the driving and parking signs and markers on the Premises surrounding the Building. Landlord shall not be responsible for any damage to any vehicle towed because of non-compliance with parking regulations.

        13. Landlord shall have the right to prescribe the weight and position of safes, computers and other heavy equipment which shall, in all cases, in order to distribute their weight, stand on supporting devices approved by Landlord.

        14. To insure orderly operation of the Building no ice, mineral water or other beverages, food, towels, newspapers, etc., shall be delivered to the Premises except by persons and at times approved by Landlord in writing.

        15. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct an electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electrical current shall not be used for power or heating without Landlord's written permission.

        16. Without Landlord's prior approval, Tenant shall not install any radio or television antenna, loudspeaker, music system or other device on the roof or exterior walls of the Building or on common walls with adjacent tenants.

        17. No hand trucks or other vehicles of any kind shall be used in or brought into the Building on the Premises by Tenant or others unless such vehicle shall have been inspected and approved in writing by the Landlord.

        18. Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the customary manner of removing and disposing of trash and garbage and without being in violation or any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

        19. These Rules and Regulations are in addition to, and shall not be construed to in any way, modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease covering premises in the Building.

        20. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

        21.     Corridor doors, when not is use, shall be kept closed.

        22. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord no person or persons other than approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for any loss of Property on the premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include beating of carpets or rugs or moving of furniture. Service will not be furnished to areas which are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord, and only between 6:00 a.m. and 5:00 p.m.

        23. Tenants shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other Tenants or persons having business with them.

        24. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

        25. On Saturdays, Sundays, and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m., the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord further, in case of invasion, mob, riot, public excitement, or other commotion, reserves the right to prevent access to the Building during the continuance of the same by closing doors or otherwise, for the safety of the Tenants and protection of the property in the Building and the Building. Landlord further reserves the right to close and keep locked all entrances and exit doors of the Building on Saturdays, Sundays and legal holidays and on other days between the hours of 6:00 p.m. and 8:00 a.m. of the following day, and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its Tenants.

        26. Tenant expressly acknowledges that smoking is prohibited in the Premises and the Common Areas of the Building. Tenant shall advise its employees and guests of this rule, and Tenant shall be responsible for the compliance with said rule by its employees, servants, agents, visitors, and invitees.